SETTING THE
STANDARD FOR

Real Estate
Investment



2019 Shareholder Meeting | Sherri Schugart, President and CEO

Hines Global Income Trust

Hines

Confidential and proprietary

Fund Overview

Income-oriented vehicle with steady NAV growth

OBJECTIVES	▪ Build a portfolio of institutional quality income-oriented assets ▪ Diversify by product type and geography ▪ Provide predictable cash flow, capital preservation, and modest value growth
FUND VISION	▪ Provide investors quality commercial real estate with scale, global diversification, and attractive risk-adjusted returns
INVESTMENT THESIS & STRATEGY	▪ Diversification across product types and geographies widens opportunity set ▪ Perpetual fund vehicle allows more optionality for disposition timing relative to closed end fund ▪ Utilize Hines' proprietary research framework to identify attractively priced markets ▪ Utilize Hines' vertical integration for better local execution and value enhancement

Portfolio Snapshot[1]

Gross Asset Value	$1.3 billion
Net Asset Value	$766 million
Leverage Ratio	43%
# of Properties	14
Owned Sq. Ft.	8.3 million
Occupancy	96%

47% Domestic / 53% International



Salt Lake City, Utah
Henderson, Nevada
Colorado Springs, Colorado
Cincinnati, Ohio
Phoenix, Arizona
Houston, Texas
Dublin, Ireland
Reading, United Kingdom
The Hague, Netherlands
Venlo, Netherlands
Frankfurt, Germany
Gdańsk, Poland
Łódź, Poland



26% Office



WHOLE FOODS
21% Retail



20% Residential/Living



amazon
33% Industrial

[1] *As of June 30, 2019, but includes the effect of the acquisitions of Promenade Shops at Briargate retail property, Segro Logistics Park Gdansk industrial property and Lodz Urban Logistics industrial property, all of which have closed or are expected to close in September 2019.*

Portfolio Diversification[1]

Investment Location Concentration


Ireland, 19%
Poland 4%
United Kingdom, 6%
Germany 4%
United States, 47%
Netherlands, 21%

Investment Type


Industrial, 33%
Residential/Living, 20%
Office, 26%
Retail, 21%

Concentration of Equity by Currency


GBP, 5%
USD, 51%
EUR, 44%

[1] *As of June 30, 2019, but includes the effect of the acquisitions of Promenade Shops at Briargate retail property, Segro Logistics Park Gdansk industrial property and Lodz Urban Logistics industrial property, all of which have closed or are expected to close in September 2019.*

NAV & Distribution History[1,2]

- Follow-on offering effective Dec. 6, 2017
- Monthly valuations commenced as of Jan. 31, 2018


NAV Per Share
$10.40
$10.20
$10.00
$9.80
$9.60
$9.40
$9.20
$9.00
$8.80
$8.60
$8.40
$9.03
$9.65
$9.69
$9.82
$9.91
$10.11
$10.10
$10.11
Mar '16
Jun '16
Sep '16
Dec '16
Mar '17
Jun '17
Sep '17
Dec '17
Mar '18
Jun '18
Sep '18
Dec '18
Mar '19
Jun '19
Jul '19
Aug '19


Gross Annualized Distribution Rate Per Share
$0.63
$0.62
$0.61
$0.60
$0.59
$0.58
$0.57
$0.56
$0.55
$0.57
$0.58
$0.60
$0.61
$0.625
Mar '16
Jun '16
Sep '16
Dec '16
Mar '17
Jun '17
Sep '17
Dec '17
Mar '18
Jun '18
Sep '18
Dec '18
Mar '19
Jun '19
Aug '19

[1]Please see Hines Global Income Trust's current report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on July 17, 2019 for additional information concerning the methodology used to determine and the limitations of the estimated NAV per share. Hines Global has not generated sufficient cash flows from operations to fully fund distributions paid. Therefore, some or all of our distributions have been paid and may continue to be paid, and during the offering phase, are likely to be paid at least partially from other sources, such as proceeds, from the sale of assets, from our debt financings, proceeds from this offering, cash advances by Hines Global REIT II Advisors LP, our Advisor, and/or cash resulting from a waiver or deferral of fees. Hines Global has not placed a cap on the amount of distributions that may be paid from any of these sources. The use of sources other than cash flow from operations to fund distributions could lower returns. The availability and timing of distributions Hines Global Income Trust may pay is uncertain and cannot be assured.

[2]This is not an NAV determined based on an independent appraisal of Hines Global Income Trust's assets. Rather, it represents the "net investment value," which was equal to the $10.00 per share offering price in effect at that time, as arbitrarily determined by Hines Global Income Trust's board of directors, net of the applicable selling commissions, dealer manager fees and issuer costs.

Performance Summary

As of August 31, 2019[1]

Old Share Classes

	1 Year	3 Year	ITD[2]
Class AX (No Sales Load)	8.49%	11.64%	10.86%
Class AX (With sales load)	N/A	7.44%	7.49%
Class TX (No Sales Load)	7.42%	10.32%	9.96%
Class TX (With Sales Load)	N/A	8.55%	8.01%
Class IX (No Sales Load)	8.22%	N/A	8.73%
Class IX (With Sales Load)	N/A	N/A	8.31%

New Share Classes

	1 Year	ITD
Class I	8.49%	9.38%
Class D	8.22%	9.10%
Class S (No Sales Load)	7.42%	8.24%
Class S (With Sales Load)[3]	3.66%	5.85%
Class T (No Sales Load)	7.42%	8.24%
Class T (With Sales Load)[3]	3.66%	5.85%

[1] Based on changes in NAV for the periods presented as of August 31, 2019.

[2] Inception to date ("ITD") returns are annualized. Returns are annualized by multiplying the ITD return by twelve months, divided by the number of months outstanding for the applicable share class. The inception dates for the Class AX, TX, and IX shares are October 1, 2014, September 1, 2015, and May 1, 2017, respectively.

[3] Assumes payment of the full upfront 3.5% sales charge at initial subscription.

Recent Acquisitions







Venue Museum District Houston, TX	
SIZE	294,964 SF
ACQ. DATE	September 2018
PRICE	$73.2M (Net)
CAP RATE[1]	3.9% Going-In
LEASED	93%

Fresh Park Venlo Venlo, The Netherlands	
SIZE	2,863,628 SF
ACQ. DATE	10/3/2018
PRICE	$138.3M (Net)
CAP RATE[1]	6.7% Going-In
LEASED	93%

Maintal Logistics Frankfurt, Germany	
SIZE	387,253 SF
ACQ. DATE	12/31/2018
PRICE	$46.8M (Net)
CAP RATE[1]	5.7% Going-In
LEASED	96%

[1]The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

Recent Acquisitions (continued)



ABC Westland The Hague, The Netherlands	
SIZE	1,268,515 SF
ACQ. DATE	May 2019
PRICE	$139.5M (Net)
CAP RATE[1]	6.2% Going-In
LEASED	97%


EVEREV
ATHLETA

Promenade Shops at Briargate Colorado Springs, CO	
SIZE	236,539 SF
ACQ. DATE	September 2019
PRICE	$93.2M (Net)
CAP RATE[1]	7.8%
LEASED	91%

[1]The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

Recent Acquisitions (continued)



Segro Logistics Park Gdańsk Gdańsk, Poland	
SIZE	346,996 SF
ACQ. DATE	9/24/2019
PRICE	$31.1M (Net)
CAP RATE[1]	6.7% Going-In
LEASED	100%



Łódź Urban Logistics Łódź, Poland	
SIZE	393,313 SF
ACQ. DATE	Pending
PRICE	$25.4M (Net)
CAP RATE[1]	6.6% Going-In
LEASED	100%

[1]The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

Value Creation




amazon



2819 Loker Avenue, Carlsbad, California

- Acquired on 12/17/2014 for $25.4M
- Recent vintage industrial asset 100% leased to Acushnet, the parent company of Titleist Golf
- Executed 10-year lease renewal and 5,000 SF mezzanine expansion prior to sale
- Sold on 3/30/2018 for $38.3M, $10M more than underwritten residual value (project level IRR of 18.0%)

Goodyear Crossing II, Phoenix, Arizona

- Acquired on 8/8/2016 for $56.2M
- Quality, Class A industrial asset in a desirable location with strong credit tenancy (100% leased to Amazon)
- Executed a 7-year renewal with Amazon for the entire space in Nov. 2018

Bishop's Square, Dublin, Ireland

- Acquired on 3/3/2015 for $103.2M through an off-market transaction
- Recent vintage office asset in central business district location with strong credit tenancy
  (75% leased to Irish government)
- Completed energy-conversation improvements in May 2015 resulting in 26% reduction in electrical consumption, 28% reduction in natural gas consumption, and €116,378 energy cost savings (1st year)
- Completed 27,000 SF building expansion with space 100% pre-leased at rents significantly above underwriting

Looking Forward

- Continue to raise capital and invest in the U.S. and internationally in attractive real estate opportunities

- Proactively manage assets to maintain occupancy and maximize value, including evaluating disposition opportunities to harvest attractive total returns



Bishop's Square
Dublin, Ireland

Cautionary Statement Regarding Forward-Looking Statements

Statements in this presentation, including but not limited to intentions, beliefs, expectations or projections relating to distributions, capitalization rates, occupancy levels at Hines Global Income Trust's properties, and Hines Global Income Trust's investment strategies and objectives are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation:

- The ability of Hines Global Income Trust to maintain the current level of distributions; and

- the risk that Hines Global Income Trust is unable to attract new tenants or existing tenants vacate or fail to renew their leases.

While forward-looking statements reflect Hines Global Income Trust's good faith beliefs, they are not guarantees of future performance. Each forward-looking statement speaks only as of the date of the particular statement, and Hines Global Income Trust undertakes no obligation to publicly update or revise any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements included in this presentation.